Goodwill	12 Months Ended
Dec. 31, 2024
Disclosure of Goodwill [Abstract]
Goodwill	Goodwill
The Group’s goodwill balances as of 31 December 2024 and 2023 are as follows:

	2024	2023
Balance as of 1 January	12,058	11,643
Translation difference	(728)	415
Balance as of 31 December	11,330	12,058
Goodwill is recognized at the Group level and allocated to group of cash-generating units, which represents the lowest level at which goodwill is monitored. The recoverable amount of the cash-generating unit is determined based on a value in use calculation which uses cash flow projections based on the financial forecast for the period 2025-2030 which reflect the recent business developments of the Group and has been approved by management and the Board of Directors. The Group determined that the terminal growth rate and the discount rate are the key assumptions used in determining the current estimate of value in use.
Cash flows beyond 2031 have been extrapolated using a negative 5% terminal rate in both the 2024 and 2023 value in use calculations, respectively. A discount rate of 24.3% (2023: 25.0%) per annum was used in determining the current estimate of value in use. Since the recoverable amount of the cash-generating unit was substantially in excess of its carrying amount as of 31 December 2024 and 2023, management believes that any reasonably possible change in the key assumptions on which the recoverable amount of the cash-generating unit is based would not cause the carrying amount of the cash-generating unit to exceed its recoverable amount.
There were no goodwill impairment charges recognized in the consolidated statements of profit or loss and other comprehensive income or loss in any prior periods.